UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 26, 2023, Esports Entertainment Group, Inc. (the “Company,” “we,” “our,” and “us”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). Greater than 41% of the shares of common stock outstanding and entitled to vote on Proposals 1-5 at the Annual Meeting were present in person or by proxy thereby constituting a quorum. Greater than 98% of the shares of common stock outstanding and entitled to vote on Proposal 6 at the Annual Meeting were present in person or by proxy.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Jan Jones Blackhurst, Damian Mathews, Alan Alden, and Chul Woong Lim as directors to each serve a one-year term on the Board of Directors of the Company (the “Board”) and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite their name.

Proposal	Number of Votes
	Common Stock Voted For	Percent of Votes Cast	Votes Against/Withheld	Abstentions	Broker Non-Votes
Election of Jan Jones Blackhurst (Proposal 1)	11,282,522	72.05%	4,376,944	180,596	16,360,327
Election of Damian Mathews (Proposal 1)	11,275,584	72.04%	4,375,382	189,096	16,360,327
Election of Alan Alden (Proposal 1)	10,984,880	70.16%	4,672,835	182,347	16,360,327
Election of Chul Woong Lim (Proposal 1)	4,058,003	32.92%	8,268,294	3,513,765	16,360,327
Non-binding advisory vote, to approve the compensation of the Company’s named executive officers as disclosed in this proxy statement (Proposal 2)	3,148,691	20.41%	12,277,480	413,891	16,360,327
Ratification the selection of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal 3)	30,388,681	95.06%	1,578,765	232,943	-
Potential issuance of an excess of 19.99% of our outstanding common stock, par value $0.001 per share (the “Common Stock”), upon the conversion of the Company’s outstanding Senior Convertible Note (Proposal 4)	9,733,283	62.13%	5,933,533	173,246	16,360,327
Potential issuance of our outstanding Common Stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note, as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules (Proposal 5)	9,612,144	61.78%	5,945,603	282,315	16,360,327
To approve a reverse stock split of the Common Stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), with our Board of Directors having the discretion as to the exact ratio of any reverse stock split to be set within the above range, without a corresponding reduction in the total number of authorized shares of Common Stock, and to be in effect no later than the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting (Proposal 6)	1,567,957,448	62.32%	947,839,427	43,187	16,360,327

On the basis of the above votes, (i) Jan Jones Blackhurst, Damian Mathews, Alan Alden and Chul Woong Lim were elected as members of the Board; (ii) the proposal to approve, in a non-binding advisory vote, the compensation of the Named Executive Officers was not approved; (iii) the proposal to ratify the selection of Marcum LLP, as the Company’s independent registered public accountant for the fiscal year ending June 30, 2023 was approved; (iv) the proposal to approve the potential issuance of an excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of an outstanding Senior Convertible Note was approved; (v) the proposal for the potential issuance of our outstanding Common Stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note, as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules was approved; and (vi) the proposal to approve the reverse stock split of the Common Stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), with our Board of Directors having the discretion as to the exact ratio of any reverse stock split to be set within the above range, without a corresponding reduction in the total number of authorized shares of Common Stock, and to be in effect no later than the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting was approved.

“Named Executive Officers” refers to the Company’s Chief Executive Officer, Interim Chief Financial Officer and Controller and Chief Technology Officer.

Item 8.01 Other Events.

On January 27, 2023, the Company received the written consent of the holder of its outstanding Senior Convertible Note to lower the conversion price of the Senior Convertible Note into shares of Common Stock under Section 7(g) of the Senior Convertible Note to 90% of the lowest VWAP (as defined in the Senior Convertible Note) of the Common Stock for a trading day during the five (5) consecutive trading day period ending, and including, the applicable date that the conversion price is lowered for purposes of a conversion (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events during such measuring period) until further written notice to the holder from the Company.

As of January 26, 2023, there were 98,337,944 shares of common stock, par value $0.001 issued and outstanding.

The foregoing summary is qualified in its entirety by the form of letter of consent, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Form of Letter of Consent between the Company and the Holder of the Senior Convertible Note.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Michael Villani
Name:	Michael Villani
Title:	Interim Chief Financial Officer and Controller